As filed with the Securities and Exchange Commission on August 28, 2018


                                                              File Nos. 33-34001
                                                                       811-06068

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 49                  X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 49                         X


                          AB FIXED-INCOME SHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of Communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on August 31, 2018 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 49 relates solely to the, Class A, Class B, Class C, Advisor Class, Class K, Class I, Class 1, Class AB and Institutional Class shares of the AB Government Money Market Portfolio. No information in the Registrant's Registration Statement relating to the other series or classes of the Registrant not included herein is amended or superseded.

[A/B]
[LOGO]/R/


PROSPECTUS  |  AUGUST 31, 2018


AB Fixed-Income Shares

AB Government Money Market Portfolio
(Shares Offered--Exchange Ticker Symbol)


  (Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Advisor Class-AEYXX;
    Class K-AEKXX; Class I-AIEXX; Class 1-AGRXX; Class AB-MYMXX;
    Institutional Class-GMOXX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                               Page
SUMMARY INFORMATION...........................................................   4

INVESTING IN THE PORTFOLIO....................................................   9

  How to Buy Shares...........................................................   9

  The Different Share Class Expenses..........................................  11

  Sales Charge Reduction Programs for Class A Shares..........................  12

  CDSC Waivers and Other Programs.............................................  13

  Choosing a Share Class......................................................  14

  Payments to Financial Advisors and Their Firms..............................  14

  How to Exchange Shares......................................................  16

  How to Sell or Redeem Shares................................................  16

  Frequent Purchases and Redemptions of Portfolio Shares......................  17

  How the Portfolio Values Its Shares.........................................  17

MANAGEMENT OF THE PORTFOLIO...................................................  18

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................  19

GENERAL INFORMATION...........................................................  20

FINANCIAL HIGHLIGHTS..........................................................  21

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein, L.P., the Portfolio's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolio--Sales Charge Reduction Programs for Class A shares on page 12 of this Prospectus, in Appendix B--Financial Intermediary Waivers to this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A shares on page 39 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                              ADVISOR CLASS, CLASS K,
                                                                CLASS B SHARES               CLASS I, CLASS 1, CLASS AB
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C    AND INSTITUTIONAL CLASS
                                                   SHARES     TO NEW INVESTORS)    SHARES              SHARES
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 None(a)         None            None                None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(b)         4.00%(c)        1.00%(d)            None
-----------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                   ADVISOR                                      INSTITUTIONAL
                                           CLASS A CLASS B CLASS C  CLASS  CLASS K CLASS I  CLASS 1  CLASS AB       CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                              .20%    .20%    .20%    .20%    .20%    .20%    .20%       .20%         .20%
 Fee Waiver                                (.10)%  (.10)%  (.10)%  (.10)%  (.10)%  (.10)%  (.10)%     (.10)%       (.10)%
                                           ------  ------  ------  ------  ------  ------  ------     ------       ------
Net Management Fees(e)                       .10%    .10%    .10%    .10%    .10%    .10%    .10%       .10%         .10%
Distribution and/or Service (12b-1) Fees     .25%   1.00%    .75%    None    .25%    None    .10%       None         None
Other Expenses:
 Transfer Agent                              .17%    .22%    .18%    .17%    .10%    .02%    .00%(f)    .00%(f)      .00%(f)
 Other Expenses                              .02%    .02%    .02%    .02%    .02%    .02%    .02%       .02%         .02%
                                           ------  ------  ------  ------  ------  ------  ------     ------       ------
Total Other Expenses                         .19%    .24%    .20%    .19%    .12%    .04%    .02%       .02%         .02%
                                           ------  ------  ------  ------  ------  ------  ------     ------       ------
Total Annual Portfolio Operating
 Expenses(g)                                 .54%   1.34%   1.05%    .29%    .47%    .14%    .22%       .12%         .12%
                                           ======  ======  ======  ======  ======  ======  ======     ======       ======
-----------------------------------------------------------------------------------------------------------------------------



(a)A sales charge of up to 4.25% may be imposed upon an exchange of Class A shares for the Class A shares of other AB Mutual Funds with sales charges. See Investing in the Fund--The Different Share Class Expenses--Sales Charges--Class A Shares on page 11 of this Prospectus.


(b)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(c)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(d)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(e)The Management Fee is .20% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive .10% of the Management Fee until August 31, 2019.


(f)Amount is equal to less than .005%.


(g)Total Annual Portfolio Operating Expenses are restated to reflect current fees.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                        ADVISOR                                  INSTITUTIONAL
                CLASS A CLASS B CLASS C  CLASS  CLASS K CLASS I CLASS 1 CLASS AB     CLASS
----------------------------------------------------------------------------------------------
After 1 Year     $ 55   $  536  $  207   $ 30    $ 48    $ 14    $ 24     $ 12       $ 12
After 3 Years    $195   $  646  $  355   $115    $173    $ 67    $ 96     $ 61       $ 61
After 5 Years    $347   $  777  $  623   $209    $308    $125    $175     $114       $114
After 10 Years   $789   $1,497  $1,389   $483    $704    $296    $408     $270       $270
----------------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                               CLASS B CLASS C
----------------------------------------------------------------------------------------------
After 1 Year                                                                   $  136  $  107
After 3 Years                                                                  $  446  $  355
After 5 Years                                                                  $  777  $  623
After 10 Years                                                                 $1,497  $1,389
----------------------------------------------------------------------------------------------


PRINCIPAL STRATEGIES:
The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.


As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission ("SEC") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio's investments. Among other things, Rule 2a-7 requires that the Portfolio's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a dollar weighted average maturity of no more than 60 days, and (iii) a dollar weighted average life to maturity of no more than 120 days. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio's investments in illiquid securities to 5% of its total assets.


The Portfolio may also invest in when-issued securities related to the types of securities in which it is permitted to invest and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS:

.. MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio's shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio's other shareholders. The Portfolio's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.


  Under Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Portfolio's Board of Directors, under certain circumstances of impaired liquidity of the Portfolio's investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio's Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.


.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. The Portfolio's investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio's sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  the Portfolio's average annual returns for one, five and ten years.


THE PORTFOLIO'S PAST PERFORMANCE, OF COURSE, DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE. THE PORTFOLIO ADOPTED A MULTIPLE-CLASS PLAN EFFECTIVE JUNE 1, 2016. UPON THE ADOPTION OF THE MULTIPLE-CLASS PLAN BY THE PORTFOLIO, THE ORIGINAL SHARE CLASS OF THE PORTFOLIO ("ORIGINAL SHARE CLASS") WAS RENAMED CLASS AB SHARES. ACCORDINGLY, THE PERFORMANCE INFORMATION PRESENTED BELOW FOR THE CLASS AB SHARES FOR PERIODS PRIOR TO JUNE 1, 2016 IS THE PERFORMANCE INFORMATION OF THE ORIGINAL SHARE CLASS THAT EXISTED PRIOR TO SUCH DATE. AN ADVISORY FEE FOR THE PORTFOLIO WAS IMPLEMENTED EFFECTIVE JUNE 1, 2016 AND PRIOR TO THAT TIME THE PORTFOLIO DID NOT PAY AN ADVISORY FEE. ACCORDINGLY, HISTORICAL PERFORMANCE INFORMATION FOR ALL PERIODS PRIOR TO JUNE 1, 2016 DOES NOT REFLECT THE PORTFOLIO'S PAYMENT OF AN ADVISORY FEE. IF SUCH FEE HAD BEEN IN PLACE, INVESTMENT PERFORMANCE WOULD HAVE BEEN LOWER THAN WHAT IS INDICATED BELOW.


You may obtain updated performance information on the website at www.abfunds.com (click on "Investments--Mutual Funds").

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class AB shares, or, for periods prior to June 1, 2016 as noted above, the original share class. Through June 30, 2018, the year-to-date unannualized return for the Portfolio's Class AB shares was 0.69%.

                                    [CHART]


 08       09       10      11      12      13      14      15      16       17
-----    -----    -----   -----   -----   -----   -----   -----   -----    -----
2.36%    0.28%    0.16%   0.11%   0.13%   0.10%   0.08%   0.12%   0.32%    0.71%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 0.84%, 1ST QUARTER, 2008; AND WORST QUARTER WAS UP 0.02%, 2ND QUARTER, 2015.

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*                                                -0.56% -0.01%    0.15%
-------------------------------------------------------------------------------
Class B*                                                -4.28% -0.82%   -0.66%
-------------------------------------------------------------------------------
Class C*                                                -1.22% -0.76%   -0.60%
-------------------------------------------------------------------------------
Advisor Class*                                           0.66%  0.23%    0.40%
-------------------------------------------------------------------------------
Class K*                                                 0.29% -0.18%   -0.01%
-------------------------------------------------------------------------------
Class I*                                                 0.58%  0.14%    0.31%
-------------------------------------------------------------------------------
Class 1*                                                 0.61%  0.16%    0.32%
-------------------------------------------------------------------------------
Class AB                                                 0.71%  0.27%    0.43%
-------------------------------------------------------------------------------
Institutional Class*                                     0.72%  0.27%    0.44%
-------------------------------------------------------------------------------



*Inception dates: June 1, 2016 for Institutional Class shares and November 10,
 2017 for Class A, Class B, Class C, Advisor Class, Class K, Class I and
 Class 1 shares. Performance information for periods prior to the inception of Class A, Class B, Class C, Advisor Class, Class K, Class I, Class 1 and Institutional Class shares is the performance of Class AB shares.


You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS


The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.


                                                                      INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs       $2,500                 $50
(Class B shares are not currently offered to new investors)
---------------------------------------------------------------------------------------------------------------
Class AB (only available to other registered investment companies       None                 None
or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds' securities lending programs)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                            None                  $50
                                                                                   If initial investment is
                                                                                  less than $2,500, then $200
                                                                                 monthly until account balance
                                                                                        reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or           None                 None
through other limited arrangements and certain commission-based brokerage arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class K and Class I shares are available at NAV, without       None                 None
an initial sales charge, to 401(k) plans, 457 plans,
employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio.
---------------------------------------------------------------------------------------------------------------
Class 1 shares (only available to private clients of Sanford C.       $100,000               None
Bernstein & Co. LLC, and the Bernstein Global Wealth Management
unit of the Adviser ("Bernstein") and certain institutional clients of the Adviser)
---------------------------------------------------------------------------------------------------------------
Institutional Class (only available to institutional investors)      $5,000,000              None
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672 (or 877-241-7645 with respect to Institutional Class shares)).

TAX INFORMATION
The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Portfolio that are offered through this Prospectus. The Portfolio offers nine classes of shares through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing A Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of the Portfolio's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS SALES OF CLASS B SHARES OF THE PORTFOLIO TO NEW INVESTORS ARE NOT PERMITTED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS,
(II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR
(III) AS OTHERWISE DESCRIBED BELOW.

You may purchase the Portfolio's Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Portfolio's principal underwriter, AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Portfolio's shares through exchange if you hold shares of other AB Mutual Funds.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect.

PURCHASES MINIMUMS AND MAXIMUMS
-------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50


*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with the Portfolio.


MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

CLASS 1 SHARES
Class 1 shares are generally sold only to the private clients ("Clients") of Bernstein by Bernstein Advisors and to certain institutional clients of the Adviser. The Adviser may permit certain larger investors who are not Clients or institutional clients of the Adviser to invest in Class 1 shares. The minimum initial investment for Class 1 shares is $100,000. The Adviser reserves the right to waive the investment minimum on Class 1 shares. There is no minimum amount for subsequent investments in the Portfolio although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in the Portfolio will be invested in the Portfolio without regard to the minimum investment requirement.

Generally, to purchase Class 1 shares, you must open a discretionary account through a Bernstein Advisor (unless you currently have an account with Bernstein) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment Management Services and Policies brochure available on the Bernstein website at www.Bernstein.com. These procedures may not apply to certain institutional clients of the Adviser.

Payment may be made by wire transfer or check. All checks should be made payable to the Portfolio. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

CLASS AB SHARES
Class AB shares are available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts. Class AB shares are also available for the investment of cash collateral related to the AB Mutual Funds' securities lending programs.

INSTITUTIONAL CLASS SHARES - MINIMUM INVESTMENTS
Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares in the Portfolio is $5,000,000 ("Minimum Investment"). There is no minimum amount for subsequent investments although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least $5,000,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

For clients of the Adviser's investment-management services, the Adviser may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Adviser's opinion of market conditions. In keeping with these client mandates or for tax considerations, the Adviser may, without additional instructions from the client, purchase shares of the Portfolio from time to time. These purchases and sales by the Adviser will not be subject to the minimum investment requirement specified above.

OTHER PURCHASE INFORMATION
Your Bernstein Advisor, broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000 (except Institutional Class). AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Portfolio Closing Time to receive that day's public offering price. Call 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) to arrange a transfer from your bank account.

Shares of the Portfolio are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Portfolio, the Portfolio will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolio through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolio's distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolio will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

The Portfolio's SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS Class A, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Class I shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Portfolio.


Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE

IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION

The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.


GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements. The Portfolio is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.


ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or CDSCs. Only
Class A shares offer Quantity Discounts, as described below.


ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Portfolio has adopted a plan under SEC Rule 12b-1 under the Investment Company Act of 1940 that allows the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Portfolio's fee table included in the Summary Information section above.


The amount of these fees for each class of the Portfolio's shares is:


                     DISTRIBUTION AND/OR SERVICE
                       (RULE 12b-1) FEE (AS A
                       PERCENTAGE OF AGGREGATE
                      AVERAGE DAILY NET ASSETS)
------------------------------------------------
Class A                          .25%
Class B                         1.00%
Class C                          .75%
Advisor Class                   None
Class K                          .25%
Class I                         None
Class 1                          .10%
Class AB                        None
Institutional Class             None


Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

SALES CHARGES
CLASS A SHARES. Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AB Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AB Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AB Mutual Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS or QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AB Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Portfolio's Class A shares.

CLASS B SHARES. Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares may only be purchased (i) by existing Class B shareholders, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Portfolio at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Portfolio. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


                          YEARS SINCE PURCHASE  CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None


If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Portfolio's Class B shares by exchange from another AB Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Portfolio's Class B shares.

CLASS C SHARES. Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AB Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

CLASS AB, INSTITUTIONAL CLASS, ADVISOR CLASS, CLASS K, CLASS I AND CLASS 1 SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES OF OTHER AB MUTUAL FUNDS THAT CHARGE AN INITIAL SALES CHARGE ("SALES CHARGE FUNDS") INTO WHICH YOU MAY EXCHANGE YOUR CLASS A SHARES OF THE PORTFOLIO AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THOSE SALES CHARGE FUNDS OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", select the Sales Charge Fund, then click on "More Literature--Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Sales Charge Fund with the higher of cost or NAV of existing investments in that Sales Charge Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Sales Charge Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Sales Charge Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Sales Charge Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, a Sales Charge Fund may offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. The Sales Charge Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Sales Charge Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

.. all of the shareholder's accounts at the Sales Charge Fund or a financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS


                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolio will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Portfolio's SAI for a list of additional circumstances under which the Portfolio will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AB programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE, as described below.

DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.


AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors in Class A and Class C shares to purchase shares of the Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Portfolio's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares of any Sales Charge Fund may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date. This privilege is not available to shareholders that purchased the Sales Charge Fund's shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolio offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

A systematic withdrawal plan for Class 1 shares enables shareholders to sell shares automatically at regular monthly intervals. In general, this systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Portfolio's discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

.. whether you intend to subsequently exchange your shares for shares of another AB Mutual Fund;

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares; and

..  whether a share class is available for exchange in another AB Mutual Fund.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or Class 1 shares made through your financial advisor, or in connection with participation on the intermediary's platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolio's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Portfolio. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.


YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in this Prospectus and/or provides services to the Portfolio's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2018, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million. In 2017, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19 million for distribution services and educational support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Portfolio--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIO, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group
  American Enterprise Investment Services

  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  Institutional Cash Distributors (ICD)
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities

  UBS Financial Services

  US Bancorp Investments
  Wells Fargo Advisors

Although the Portfolio may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV, including any applicable sales charges, after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. Except with respect to exchanges of Class A, Class B, Class C, Class K, Class I or Class 1 shares of a Portfolio for Advisor
Class shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The Portfolio may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" shares (i.e., sell your shares to the Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

.. Institutional Accounts Held Directly with the Portfolio (including Class 1 shares). If your redemption request is received in proper form by the Portfolio by the Portfolio Closing Time, proceeds are normally sent the same business day.

.. Accounts Held through a Financial Intermediary. If your redemption request is received in proper form by your financial intermediary prior to the Portfolio Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If you are in doubt about what procedures or documents are required by your investment program or employee benefit plan to sell your shares, you should contact your financial advisor.

.. Class 1 Shares. You may redeem your shares on any day the Exchange is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein's requirements (such as a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions.

While not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. The Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, the Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to the Portfolio by a prearranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE PORTFOLIO
BY MAIL
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day (except Institutional Class).

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER
Purchases and redemptions in the Portfolio will be executed at the Portfolio Closing Time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by ABIS, the Portfolio's transfer agent, by that time for the Portfolio on that day.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The AB Mutual Funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1) The Federal Reserve System is open;

2) The primary trading markets for the Portfolio's portfolio instruments are open; and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of June 30, 2018 totaling approximately $540 billion (of which approximately $110 billion represented assets of registered investment companies). As of June 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds across 29 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 112 separate investment portfolios, had as of June 30, 2018 approximately 2.4 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid the Adviser .20% of average daily net assets during the fiscal year ended April 30, 2018. A discussion regarding the basis for the approval of the Portfolio's investment advisory agreement by the Board of Directors of AB Fixed-Income Shares, Inc. is available in the Portfolio's annual report to shareholders for the fiscal year ended April 30, 2018.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum,
(ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolio's Statement of Additional Information ("SAI"), call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio's net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account, unless you specify otherwise. These additional shares are entitled to dividends on the following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.


Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.


You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares). Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares). We will resume separate mailings for your account within 30 days of your request.


Portfolio Holdings. Detailed information about the Portfolio's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.alliancebernstein.com/abcom/Product_Center/3_Vehicle/ MF/MoneyMarkets/Government_Money_Market.htm (click on "Literature", then "Money Market Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the SEC's website where the most recent 12 months of publicly available information filed by the Portfolio may be obtained. The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. An advisory fee for the Portfolio was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio's payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial statements have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio. The report of the independent registered public accounting firm, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.



-----------------------------------------------------------------------------------
                                                                         CLASS A
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                        APRIL 30,
                                                                           2018
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $   1.00
                                                                         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .0048
Net realized and unrealized loss on investment transactions++              (.0001)
                                                                         --------
Net increase in net asset value from operations                             .0047
                                                                         --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.0047)
                                                                         --------
Net asset value, end of period                                           $   1.00
                                                                         ========
TOTAL RETURN
Total investment return based on net asset value(d)                           .47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $112,059
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                     .39%
 Expenses, before waivers/reimbursements^                                     .64%
 Net investment income(c)^                                                   1.02%
-----------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
                                                                         CLASS B
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                        APRIL 30,
                                                                           2018
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  1.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .0046
Net realized and unrealized loss on investment transactions++             (.0001)
                                                                         -------
Net increase in net asset value from operations                            .0045
                                                                         -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.0045)
                                                                         -------
Net asset value, end of period                                           $  1.00
                                                                         =======
TOTAL RETURN
Total investment return based on net asset value(d)                          .46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $ 1,380
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                    .43%
 Expenses, before waivers/reimbursements^                                   1.44%
 Net investment income(c)^                                                   .98%
-----------------------------------------------------------------------------------


See footnote summary on page 24.

-----------------------------------------------------------------------------------
                                                                         CLASS C
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                        APRIL 30,
                                                                           2018
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  1.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .0047
Net realized and unrealized loss on investment transactions(e)             .0000
                                                                         -------
Net increase in net asset value from operations                            .0047
                                                                         -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.0047)
                                                                         -------
Net asset value, end of period                                           $  1.00
                                                                         =======
TOTAL RETURN
Total investment return based on net asset value(d)                          .47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $ 6,443
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                    .40%
 Expenses, before waivers/reimbursements^                                   1.15%
 Net investment income(c)^                                                  1.01%
-----------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                         APRIL 30,
                                                                           2018
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  1.00
                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                                    .0048
Net realized and unrealized loss on investment transactions++              (.0001)
                                                                          -------
Net increase in net asset value from operations                             .0047
                                                                          -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.0047)
                                                                          -------
Net asset value, end of period                                            $  1.00
                                                                          =======
TOTAL RETURN
Total investment return based on net asset value(d)                           .47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $ 8,300
Ratio to average net assets of:
 Expenses^                                                                    .39%
 Net investment income^                                                      1.03%
------------------------------------------------------------------------------------


See footnote summary on page 24.

-----------------------------------------------------------------------------------
                                                                         CLASS K
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                        APRIL 30,
                                                                           2018
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  1.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .0051
Net realized and unrealized loss on investment transactions(e)             .0000
                                                                         -------
Net increase in net asset value from operations                            .0051
                                                                         -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.0051)
                                                                         -------
Net asset value, end of period                                           $  1.00
                                                                         =======
TOTAL RETURN
Total investment return based on net asset value(d)                          .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $38,042
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements^                                    .32%
 Expenses, before waivers/reimbursements^                                    .57%
 Net investment income(c)^                                                  1.09%
-----------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
                                                                         CLASS I
                                                                       NOVEMBER 10,
                                                                        2017(a) TO
                                                                        APRIL 30,
                                                                           2018
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  1.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                                   .0056
Net realized and unrealized loss on investment transactions++             (.0002)
                                                                         -------
Net increase in net asset value from operations                            .0054
                                                                         -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.0054)
                                                                         -------
Net asset value, end of period                                           $  1.00
                                                                         =======
TOTAL RETURN
Total investment return based on net asset value(d)                          .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $ 9,079
Ratio to average net assets of:
 Expenses^                                                                   .24%
 Net investment income^                                                     1.19%
-----------------------------------------------------------------------------------


See footnote summary on page 24.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS AB
                                                                                          YEAR ENDED APRIL 30,
                                                                          2018       2017        2016        2015        2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00    $  1.00     $  1.00     $  1.00     $  1.00
                                                                       -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                                 .0097      .0033+      .0021       .0011       .0008
Net realized and unrealized gain on investment transactions              .0001      .0001       .0001      (.0003)      .0000(e)
Contributions from Affiliates                                            .0000(e)   - 0 -       .0000(e)    - 0 -       - 0 -
                                                                       -------    -------     -------     -------     -------
Net increase in net asset value from operations                          .0098      .0034       .0022       .0008       .0008
                                                                       -------    -------     -------     -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.0098)    (.0034)     (.0022)     (.0008)     (.0008)
Distributions from net realized gain on investment transactions          - 0 -     (.0000)(e)  (.0000)(e)  (.0000)(e)  (.0000)(e)
                                                                       -------    -------     -------     -------     -------
Total dividends and distributions                                       (.0098)    (.0034)     (.0022)     (.0008)     (.0008)
                                                                       -------    -------     -------     -------     -------
Net asset value, end of period                                         $  1.00    $  1.00     $  1.00     $  1.00     $  1.00
                                                                       =======    =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)                        .98%       .35%+       .22%        .08%        .08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $ 5,390    $ 5,721     $ 7,388     $ 7,729     $ 5,770
Ratio to average net assets of:
 Expenses                                                                  .22%       .19%        .01%        .01%        .01%
 Net investment income                                                     .97%       .33%+       .21%        .08%        .08%
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                                        INSTITUTIONAL CLASS
                                                                                   JUNE 1,
                                                                       YEAR ENDED 2016(a) TO
                                                                       APRIL 30,  APRIL 30,
                                                                          2018       2017
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $  1.00    $  1.00
                                                                        -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                                  .0099      .0032
Net realized and unrealized gain (loss) on investment transactions(e)     .0000      .0000
                                                                        -------    -------
Net increase in net asset value from operations                           .0099      .0032
                                                                        -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                     (.0099)    (.0032)
                                                                        -------    -------
Net asset value, end of period                                          $  1.00    $  1.00
                                                                        =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)                         .99%       .32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    10    $    10
Ratio to average net assets of:
 Expenses                                                                   .20%       .20%^
 Net investment income                                                      .99%       .35%^
--------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Amount is less than $.00005.

 ++Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

 + For the year ended April 30, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



NET INVESTMENT      NET
 INCOME PER      INVESTMENT  TOTAL
    SHARE       INCOME RATIO RETURN
--------------  ------------ ------
    $.00002        .002%     .002%



 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under "Fees and Expenses". Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.


--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 56.70     $10,443.30
   2             10,443.30      522.17    10,965.47     70.18      10,895.29
   3             10,895.29      544.76    11,440.05     73.22      11,366.83
   4             11,366.83      568.34    11,935.17     76.39      11,858.78
   5             11,858.78      592.94    12,451.72     79.69      12,372.03
   6             12,372.03      618.60    12,990.63     83.14      12,907.49
   7             12,907.49      645.37    13,552.86     86.74      13,466.12
   8             13,466.12      673.31    14,139.43     90.49      14,048.94
   9             14,048.94      702.45    14,751.39     94.41      14,656.98
   10            14,656.98      732.85    15,389.83     98.49      15,291.34
   --------------------------------------------------------------------------
   Cumulative                $6,100.79                $809.45

--------

*Expenses are net of any fee waiver for the first year

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVER SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------


Effective April 10, 2017, shareholders purchasing Portfolio shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio's Prospectus or SAI:


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Portfolio, and employees of the Portfolio's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A, B AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Portfolio's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus.

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVER SPECIFIC TO MORGAN STANLEY
--------------------------------------------------------------------------------

Effective July 1, 2018, shareholders purchasing Portfolio shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Portfolio's Prospectus or SAI.

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

..  Morgan Stanley employee and employee-related accounts according to Morgan
   Stanley's account linking rules

.. Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

..  Shares purchased through a Morgan Stanley self-directed brokerage account

.. Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
   (iii) redeemed shares were subject to a front-end or deferred sales charge

WAIVERS SPECIFIC TO AMERIPRISE FINANCIAL
--------------------------------------------------------------------------------

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Portfolio shares through Ameriprise
Financial:

Effective June 1, 2018, shareholders purchasing Portfolio shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Portfolio's Prospectus or SAI:

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

..  Shares purchased through an Ameriprise Financial investment advisory program
   (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within same fund family)

.. Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

.. Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

..  Shares purchased by or through qualified accounts (including IRAs, Coverdell
   Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI and the independent public accounting firm's report and financial statements in the Portfolio's most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares)
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com


Or you may view or obtain these documents from the Securities and Exchange Commission ("SEC"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolio are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.


You may find more information about the Adviser on the Internet at: www.abfunds.com.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

File No. 811-06068

                                                                  PRO-0110-0818

                                    [GRAPHIC]

[A/B](R)
LOGO



AB FIXED-INCOME SHARES, INC.


AB Government Money Market Portfolio
(Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Advisor Class-AEYXX; Class K-AEKXX; Class I-AIEXX; Class 1-AGRXX; Class AB-MYMXX; Institutional Class-GMOXX)

                  --------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672 ((877) 241-7645 with respect to Institutional Class shares)

                 ---------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                August 31, 2018


                 ---------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated August 31, 2018, for the AB Government Money Market Portfolio (the "Portfolio") of AB Fixed-Income Shares, Inc. (the "Fund") (the "Prospectus"). The Portfolio is not currently offering its Class R or Class Z shares. Financial Statements for the Portfolio for the fiscal year ended April 30, 2018 are included in the annual report to shareholders, and are incorporated into the SAI by reference. Copies of the Prospectus and the Portfolio's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1
INVESTMENT RESTRICTIONS........................................................5
MANAGEMENT OF THE PORTFOLIO....................................................6
EXPENSES OF THE FUND..........................................................24
PURCHASE OF SHARES............................................................26
REDEMPTION AND REPURCHASE OF SHARES...........................................47
SHAREHOLDER SERVICES..........................................................49
DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE..............................52
TAXES.........................................................................54
PORTFOLIO TRANSACTIONS........................................................54
GENERAL INFORMATION...........................................................57
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM..........................................................................62

---------------------------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------


      The Fund is an open-end investment company. The Portfolio, a series of the Fund, is described in the Prospectus that is supplemented by this SAI. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved. If a percentage restriction is adhered to at the time of an investment, except with respect to borrowing, a later increase or decrease in the percentage resulting from a change in the value or net assets will not constitute a violation of that restriction.


      The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. Government securities") and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

      The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Portfolio may also invest in when-issued securities and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

      The Portfolio invests in securities in accordance with Securities and Exchange Commission (the "Commission") Rule 2a-7 under the 1940 Act. Accordingly, under Rule 2a-7, the Portfolio will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Portfolio is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments.

      The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash; direct obligations of the U.S. Government; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of Portfolio securities. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined in Rule 2a-7 as cash; direct obligations of the U.S. Government; Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States that: (A) are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest, and (B) have a remaining maturity date of 60 days or less; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within five business days; or amounts receivable and due unconditionally within five business days on pending sales of Portfolio securities.

      Under Rule 2a-7, the Portfolio is permitted, but not required to, at the discretion of the Fund's Board of Directors, under certain circumstances of impaired liquidity of the Portfolio's investments, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Fund's Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

General
-------

      The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7 as currently in effect, the Portfolio may invest only in U.S. Dollar-denominated securities that at the time of acquisition, are "Eligible Securities", as that term is defined in Rule 2a-7. A U.S. Government security is an Eligible Security. Eligible Securities also include a security that has a remaining maturity of 397 days or less that the Portfolio's investment adviser, AllianceBernstein L.P. (the "Adviser") (as delegate for the Board of Directors of the Fund) determines presents minimal credit risks to the Portfolio, which determination must include an analysis of the capacity of the security's issuer or guarantor to meet its financial obligations, including, to the extent appropriate, consideration of the following factors with respect to the security's issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (d) strength of the issuer or guarantor's industry within the economy and relative to economic trends, and issuer or guarantor's competitive position within its industry. In addition, securities issued by other registered money market funds are Eligible Securities.

Portfolio Policies
------------------

      Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors (the "Board") without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.

      The Portfolio invests at least 99.5% of its total assets in cash, U.S. Government securities and repurchase agreements that are collateralized fully.

      The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Portfolio's investments may include the following:


      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Financing Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.


      2. Repurchase agreements related to U.S. Government securities that are collateralized fully. A repurchase agreement is collateralized fully if, among other things, the collateral consists entirely of U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully. The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Additional Investment Policies
------------------------------

      The following investment policies supplement those set forth above for the Portfolio.

Floating and Variable Rate Obligations
--------------------------------------

      The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds, that meet the definition of "government security" under Rule 2a-7. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

Illiquid Securities
-------------------

      Pursuant to Rule 2a-7, the Portfolio will not invest in illiquid securities if immediately after such investment more than 5% of the Portfolio's net assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Portfolio.

      Following the purchase of an illiquid security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of illiquid securities.

Investments in Other Investment Companies
-----------------------------------------

      The Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Reverse Repurchase Agreements
-----------------------------

      While the Portfolio has no plans to do so, it may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities
----------------------

      The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

General
-------

      While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities, such as those in which the Portfolio invests, than for debt securities with longer maturities. In addition, if interest rates on U.S. Government securities in which the Portfolio invests remain low for an extended period of time, the Portfolio may have difficulties in providing a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

Cyber Security Risk
-------------------

      As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolio and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The Portfolio has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of
(1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Portfolio:

      1. may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;
(1)

---------------
(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. may not issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      3. may not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

      4. may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      5. may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      6. may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      As a fundamental policy, the Portfolio is diversified under the safe harbor provisions of Rule 2a-7(d)(3)(v).

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIO

--------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


      The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2018, totaling approximately $540 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

      As of June 30, 2018, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                        AXA and its subsidiaries            63.3%
                        AllianceBernstein Holding L.P.      35.9
                        Unaffiliated holders                 0.8
                                                      --------------
                                                           100.0%
                                                      ==============

      During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA owns approximately 71.9% of the outstanding common stock of AXA Equitable as of June 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

      AXA has announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors. AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

      As of June 30, 2018, AXA Equitable owns approximately 3.8% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("AB Holding Units") in AllianceBernstein Holding L.P. ("AB Holding"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, "GP") is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

      Including both the general partnership and limited partnership interests in AB Holding and the Adviser, AXA Equitable and its subsidiaries have an approximate 64.7% economic interest in the Adviser as of June 30, 2018.




Advisory Agreement and Expenses
-------------------------------

      The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board.

      Under the Portfolio's Amended and Restated Advisory Agreement (the "Advisory Agreement"), the Adviser furnishes advice and recommendations with respect to the Portfolio's portfolio of securities and investments, and provides persons satisfactory to the Fund's Board to serve as the Portfolio's officers. Such officers or employees may be employees of the Adviser or its affiliates.

      The Adviser is, under the Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolio, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Portfolio (other than the costs of printing prospectuses of the Portfolio and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


      Effective June 1, 2016, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.20% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive 0.10% of the management fee until August 31, 2019. Prior to June 1, 2016, the Adviser received no advisory fee from the Portfolio. For the fiscal years ended April 30, 2017 and April 30, 2018, the Adviser received from the Portfolio advisory fees of $11,711,169 and $12,734,169, respectively.

      The Portfolio has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Adviser, the Portfolio may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Portfolio. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Portfolio, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Portfolio on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board. During the Portfolio's fiscal years ended April 30, 2018, April 30, 2017 and April 30, 2016 the Portfolio paid to the Adviser a total of $100,518, $115,400 and $57,262, respectively, with respect to such services.

      The Advisory Agreement provides that it will continue from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on October 31 - November 2, 2017.


      Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of the Portfolio, by a vote of a majority of the Directors or by the Adviser and will automatically terminate in the event of assignment.

      The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., and Alliance California Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., the Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds."


Board of Directors Information
------------------------------

      Certain information concerning the Fund's Directors is set forth below.



                                                                                  PORTFOLIOS     OTHER PUBLIC
                                                                                  IN AB FUND     COMPANY
                                                                                  COMPLEX        DIRECTOR-
NAME, ADDRESS,                                                                    OVERSEEN       CURRENTLY
AND AGE                          PRINCIPAL OCCUPATION(S),                         BY             HELD BY
(YEAR Elected**)                 DURING PAST 5 YEARS                              DIRECTOR       DIRECTOR
----------------                 -------------------                              --------       --------


INDEPENDENT DIRECTORS
---------------------

Marshall C. Turner, Jr.,#        Private Investor since prior to 2013.            94             Xilinx, Inc. (programmable
Chairman of the Board            Former Chairman and CEO of Dupont                               logic semi-conductors)
76                               Photomasks, Inc. (components of                                 since 2007
(2006)                           semi-conductor manufacturing). He has
                                 extensive operating leadership and
                                 venture capital investing experience,
                                 including five interim or full-time CEO
                                 roles, and prior service as general
                                 partner of institutional venture capital
                                 partnerships. He also has extensive
                                 non-profit board leadership experience,
                                 and currently serves on the boards of two
                                 education and science-related non-profit
                                 organizations. He has served as a
                                 director of one AB Fund since 1992, and
                                 director or trustee of multiple AB Funds
                                 since 2005. He has been Chairman of the
                                 AB Funds since January 2014, and the
                                 Chairman of the Independent Directors
                                 Committees of such Funds since February
                                 2014.

Michael J. Downey,#              Private Investor since prior to 2013.            94            The Asia Pacific Fund, Inc.
74                               Formerly, managing partner of Lexington                        (registered investment
(2006)                           Capital, LLC (investment advisory firm)                        company) since prior to
                                 from December 1997 until December 2003.                        2013
                                 He served as a Director of Prospect
                                 Acquisition Corp. (financial services)
                                 from 2007 until 2009. From 1987 until
                                 1993, Chairman and CEO of Prudential
                                 Mutual Fund Management, director of the
                                 Prudential mutual funds, and member of
                                 the Executive Committee of Prudential
                                 Securities Inc. He has served as a
                                 director or trustee of the AB Funds since
                                 2005 and is a director and Chairman of
                                 one other registered investment company.

William H. Foulk, Jr.,#          Investment Adviser and an Independent            94            None
85                               Consultant since prior to 2013.
(1990)***                        Previously, he was Senior Manager of
                                 Barrett Associates, Inc., a registered
                                 investment adviser. He was formerly
                                 Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and,
                                 prior thereto, Chief Investment Officer
                                 of the New York Bank for Savings. He has
                                 served as a director or trustee of
                                 various AB Funds since 1983, and was
                                 Chairman of the Independent Directors
                                 Committees of the AB Funds from 2003
                                 until early February 2014. He served as
                                 Chairman of such AB Funds from 2003
                                 through December 2013. He is also active
                                 in a number of mutual fund related
                                 organizations and committees.

Nancy P. Jacklin,#               Private investor since prior to 2013.            94            None
70                               Professorial Lecturer at the Johns
(2006)                           Hopkins School of Advanced International
                                 Studies (2008-2015). U.S. Executive
                                 Director of the International Monetary
                                 Fund (which is responsible for ensuring
                                 the stability of the international
                                 monetary system), (December 2002-May
                                 2006); Partner, Clifford Chance
                                 (1992-2002); Sector Counsel,
                                 International Banking and Finance, and
                                 Associate General Counsel, Citicorp
                                 (1985-1992); Assistant General Counsel
                                 (International), Federal Reserve Board of
                                 Governors (1982-1985); and Attorney
                                 Advisor, U.S. Department of the Treasury
                                 (1973-1982). Member of the Bar of the
                                 District of Columbia and of New York; and
                                 member of the Council on Foreign
                                 Relations. She has served as a director
                                 or trustee of the AB Funds since 2006 and
                                 has been Chairman of the Governance and
                                 Nominating Committees of the AB Funds
                                 since August 2014.

Carol C. McMullen,#              Managing Director of Slalom Consulting           94            None
63                               (consulting) since 2014, private investor
(2016)                           and member of the Partners Healthcare
                                 Investment Committee. Formerly Director
                                 of Norfolk & Dedham Group (mutual
                                 property and casualty insurance) from
                                 2011 until November 2016. Director of
                                 Partners Community Physicians
                                 Organization (healthcare) from 2014 until
                                 December 2016; and Managing Director of
                                 the Crossland Group (consulting) from
                                 2012 until 2013. She has held a number of
                                 senior positions in the asset and wealth
                                 management industries, including at
                                 Eastern Bank (where her roles included
                                 President of Eastern Wealth Management),
                                 Thomson Financial (Global Head of Sales
                                 for Investment Management) and Putnam
                                 Investments (where her roles included
                                 Head of Global Investment Research). She
                                 has served on a number of private company
                                 and non-profit boards, and as a director
                                 or trustee of the AB Funds since June
                                 2016.

Garry L. Moody,#                 Independent Consultant. Formerly,                94            None
66                               Partner, Deloitte & Touche LLP
(2010)                           (1995-2008) where he held a number of
                                 senior positions, including Vice
                                 Chairman, and U.S. and Global Investment
                                 Management Practice Managing Partner;
                                 President, Fidelity Accounting and
                                 Custody Services Company (1993-1995),
                                 where he was responsible for accounting,
                                 pricing, custody and reporting for the
                                 Fidelity mutual funds; and Partner, Ernst
                                 & Young LLP (1975-1993), where he served
                                 as the National Director of Mutual Fund
                                 Tax Services and Managing Partner of its
                                 Chicago Office Tax department. He is a
                                 member of the Trustee Advisory Board of
                                 BoardIQ, a biweekly publication focused
                                 on issues and news affecting directors of
                                 mutual funds. He has served as a director
                                 or trustee, and as Chairman of the Audit
                                 Committees, of the AB Funds since 2008.

Earl D. Weiner,#                 Of Counsel, and Partner prior to January         94            None
79                               2007, of the law firm Sullivan & Cromwell
(2007)                           LLP and is a former member of the ABA
                                 Federal Regulation of Securities
                                 Committee Task Force to draft editions of
                                 the Fund Director's Guidebook. He also
                                 serves as a director or trustee of
                                 various non-profit organizations and has
                                 served as Chairman or Vice Chairman of a
                                 number of them. He has served as a
                                 director or trustee of the AB Funds since
                                 2007 and served as Chairman of the
                                 Governance and Nominating Committees of
                                 the AB Funds from 2007 until August 2014.

INTERESTED DIRECTOR
-------------------

Robert M. Keith,+                Senior Vice President of the Adviser++           94            None
58                               and the head of AllianceBernstein
(2010)                           Investments, Inc. ("ABI")++ since July
                                 2008; Director of ABI and President of
                                 the AB Mutual Funds. Previously, he
                                 served as Executive Managing Director of
                                 ABI from December 2006 to June 2008.
                                 Prior to joining ABI in 2006, Executive
                                 Managing Director of Bernstein Global
                                 Wealth Management, and prior thereto,
                                 Senior Managing Director and Global Head
                                 of Client Service and Sales of the
                                 Adviser's institutional investment
                                 management business since 2004. Prior
                                 thereto, he was Managing Director and
                                 Head of North American Client Service and
                                 Sales in the Adviser's institutional
                                 investment management business with which
                                 he has been associated since prior to
                                 2004.




------------------
* The address for each of the Portfolio's independent Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.


**    There is no stated term of office for the Fund's Directors.

*** Director of the Fund since date indicated. The Fund's Portfolio was not created until December 2006.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his affiliation with the Adviser.


++    The Adviser and ABI are affiliates of the Fund.


      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2013 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) from 1995 until 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


      The management of the business and affairs of the Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

      In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.


      Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the Independent Directors Committee from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committee of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committee of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.


      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.


      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      Board Committees. The Board has three standing committees--an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

      The function of the Audit Committee is to assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee met three times during the Fund's most recently completed fiscal year.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Fund's most recently completed fiscal year.

      The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

      Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met seven times during the Fund's most recently-completed fiscal year.


      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                           DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE
                           EQUITY SECURITIES IN   OF EQUITY SECURITIES IN
                           THE FUND AS OF         THE AB FUND COMPLEX
                           DECEMBER 31, 2017      AS OF DECEMBER 31, 2017
                           -----------------      -----------------------

John H. Dobkin*                  None                Over $100,000
Michael J. Downey                None                Over $100,000
William H. Foulk, Jr.       $10,001-$50,000          Over $100,000
D. James Guzy*                   None                Over $100,000
Nancy P. Jacklin                 None                Over $100,000
Robert M. Keith                  None                    None
Carol C. McMullen           $10,001-$50,000          Over $100,000
Garry L. Moody                   None                Over $100,000
Marshall C. Turner, Jr.       Over $100,000          Over $100,000
Earl D. Weiner                   None                Over $100,000

---------------
*     Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS*           POSITION(S) HELD       PRINCIPAL OCCUPATION
AND (AGE)                WITH THE FUND          DURING PAST 5 YEARS
---------                -------------          -------------------

Robert M. Keith,         President and Chief    See biography above.
58                       Executive Officer

Raymond J. Papera,       Senior Vice            Senior Vice President of the
62                       President              Adviser,** with which he has
                                                been associated since prior to
                                                2013. He is also Director of
                                                Fixed Income Taxable Trading and
                                                Cash Management.

Maria R. Cona,           Vice President         Vice President of the Adviser,**
63                                              with which she has been
                                                associated since prior to 2013.

Edward J. Dombrowski,    Vice President         Vice President of the Adviser,**
40                                              with which he has been
                                                associated since prior to 2013.

Lucas Krupa,             Vice President         Vice President of the Adviser,**
31                                              and Money Markets Associate on
                                                the Fixed Income Cash Management
                                                Team, with which he has been
                                                associated since prior to 2013.

Emilie D. Wrapp,         Secretary              Senior Vice President, Assistant
62                                              General Counsel and Assistant
                                                Secretary of ABI,** with which
                                                she has been associated since
                                                prior to 2013.

Joseph J. Mantineo,      Treasurer and Chief    Senior Vice President of ABIS,**
59                       Financial Officer      with which he has been
                                                associated since prior to 2013.

Vincent S. Noto,         Chief Compliance       Senior Vice President since 2015
53                       Officer                and Mutual Fund Chief Compliance
                                                Officer of the Adviser** since
                                                2014. Prior thereto, he was Vice
                                                President and Director of Mutual
                                                Fund Compliance of the Adviser**
                                                since prior to 2013.

Michael B. Reyes,       Senior Analyst          Vice President of the Adviser,**
42                                              with which he has been
                                                associated since prior to 2013.

Phyllis J. Clarke,      Controller              Vice President of ABIS,** with
57                                              which she has been associated
                                            since prior to 2013.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Fund.


      The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended April 30, 2018, the aggregate compensation paid to each of the Directors during calendar year 2017 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.




                                                            Total Number           Total Number of
                                                            of Register            Investment Funds
                                          Total             Investment Companies   within the AB Fund
                                          Compensation      in AB Fund Complex,    Complex, Including
                                          From the AB       Including the Fund,    the Fund, as to
                        Aggregate         Fund Complex,     as to which the        which the Director
                        Compensation      Including         Director is a          is a Director
Name of Director        from the Fund     the Fund          Director or Trustee    Trustee
----------------        -------------     -------------     --------------------   ------------------
John H. Dobkin*           $2,227            $285,000                26                    94
Michael J. Downey         $2,983            $285,000                26                    94
William H. Foulk, Jr.     $2,983            $285,000                26                    94
D. James Guzy*            $2,274            $285,000                26                    94
Nancy P. Jacklin          $3,189            $305,000                26                    94
Robert M. Keith           $    0            $      0                26                    94
Carol C. McMullen         $2,983            $285,000                26                    94
Garry L. Moody            $3,397            $325,000                26                    94
Marshall C. Turner, Jr.   $4,961            $480,000                26                    94
Earl D. Weiner            $2,983            $285,000                26                    94





----------------
*     Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.

      As of August 1, 2018, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals of the Adviser, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than mutual funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

      Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolio. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

      Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

      The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

      The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolio's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolio do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

      Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

      The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, which has its principal offices at 1345 Avenue of the Americas, New York, New York 10105, to permit ABI to distribute the Portfolio's shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares, Class K shares and Class 1 shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

      In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit the Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may, from time to time, use its own resources to make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.


      The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of the majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan for an additional annual term at their meetings held on October 31 - November 2, 2017.


      All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Portfolio may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Portfolio or the class or classes of the Portfolio affected.

      The Agreement may be terminated (a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other parties 60 days' written notice, except that the Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

      In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares or Class 1 shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class, and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R, Class K and Class 1 shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, and the distribution services fees on Class R shares, Class K and Class 1 shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

      With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R, Class K and Class 1 shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C shares, Class R shares, Class K shares and Class 1 shares for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees subsequently payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

Transfer Agency Agreement
-------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, TX 78278-6003, acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


      ABIS receives a transfer agency fee per account holder of each of the Class AB, Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to Class B shares and Class C shares is higher than the transfer agency fee with respect to Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended April 30, 2018, the Portfolio paid ABIS $117,304 pursuant to the Transfer Agency Agreement.


      Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for a shareholder holding shares through the financial intermediary. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Financial intermediaries and record-keepers, which may have affiliated financial intermediaries that sell shares of the Portfolio, may be paid by the Portfolio, the Adviser, ABI and ABIS
(i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in "Other Expenses" under "Fees and Expenses of the Portfolio" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      Because financial intermediaries and plan record-keepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Prospectus under the heading "Investing in the Portfolio".

      Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, and
(iii) for purchase of additional Class B shares by Class B shareholders.

General
-------

      Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV. Shares of the Portfolio are available to holders of the same class of shares of other AB Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

      Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) for more information about a specific privilege or feature and its applicability to a share class.

Frequent Purchase and Sales of Portfolio Shares
-----------------------------------------------

      The Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Portfolio, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio ordinarily calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

      A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in its analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

      The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Institutional Class, Class A, Class B, Class C, Class R, Class K, Class I, Class 1 or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

      If you are a Portfolio shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.


      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


      Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and are identical in all respects, except that (i) Class A, Class B and Class C shares bear the expense of their respective CDSCs, (ii) Class B, Class C and Class R shares typically each bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R, Class K and Class 1 shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

      An exchange is effected through the redemption of the AB Mutual Fund shares tendered for exchange and the purchase of shares of the Portfolio at NAV. A shareholder may exchange an investment in an AB Mutual Fund for shares of the same class of the Portfolio if the Portfolio offers shares of the same class. A shareholder exchanging shares of an AB Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Portfolio's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AB Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 10 calendar days following the purchase date. Exchanges of shares of AB Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at 800-221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Portfolio business day. A Portfolio business day is each weekday exclusive of days the Exchange is closed for business. Telephone requests for exchanges received before the Portfolio Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

      Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, and
(iii) for purchase of additional Class B shares by Class B shareholders.

      Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares") to private clients ("Clients") of Sanford C. Bernstein & Co. LLC ("Bernstein") without any initial sales charge or CDSC (the "Class 1 shares"), to investors eligible to purchase Advisor Class shares without any initial or asset-based sales charge or CDSC ("Advisor Class shares"), to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds' securities lending programs without any initial sales charge or CDSC ("Class AB Shares"), or to institutional investors without any initial sales charge or CDSC ("Institutional Class Shares") in each case described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Portfolio that are offered subject to a CDSC are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

      Investors may purchase shares of the Portfolio through financial intermediaries. Sales personnel of financial intermediaries distributing the Portfolio's shares may receive differing compensation for selling different classes of shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The Portfolio will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the next business day.

      Following the initial purchase for cash of Portfolio shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an Account Options Change Form, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Portfolio Closing Time to receive that day's public offering price. Telephone purchase requests received after the Portfolio Closing Time are automatically placed the following Portfolio business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time the following day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

      The NAV of the Portfolio's shares is computed as of the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as is the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Portfolio's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value".

      All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. The Fund reserves the right to reject any purchase order.

      Advisor Class shares of the Portfolio are offered to holders of Advisor Class shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

      The Directors have determined that currently no conflict of interest exists among the classes of shares of the Portfolio. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------


      Class A, Class B and Class C Shares. Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AB Mutual Fund and other circumstances. Special purchase arrangements are available for Group Retirement Plans. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. See "Alternative Purchase Arrangement--Group Retirement Plans and Tax-Deferred Accounts", below. ABI will reject any order (except orders from certain Group Retirement Plans) for more than $100,000 for Class B Shares (See "Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts"). In addition, ABI will reject any order for more than $1,000,000 of Class C shares.


      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AB Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds.

      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a CDSC for a four-year period and, in the case of Class C shares, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Class A Shares
--------------

      The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Portfolio are purchased for cash and are exchanged for Class A shares of another AB Mutual Fund, the sales charge applicable to the other AB Mutual Fund will be assessed at the time of the exchange.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge".

Class B Shares
--------------

      Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, and
(iii) for purchases of additional Class B shares by Class B shareholders.

      The purchase of Class B shares for cash at the public offering price is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Portfolio at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Portfolio.

      Class B shares of the Portfolio are also offered to holders of Class B shares of other AB Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied to Class B shares of the AB Mutual Fund originally purchased by the shareholder at the time of their purchase.

      Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Class C Shares
--------------

      Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

      Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------

      For purposes of conversion to Class A shares, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

      The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B or Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years for Class B shares and ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

Contingent Deferred Sales Charge
--------------------------------

      Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see "Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts" below).

      For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

                             Contingent Deferred Sales Charge for the
Year Since Cash Purchase     Portfolio as a % of Dollar Amount Subject to Charge
------------------------     ---------------------------------------------------
First                                              4.0%
Second                                             3.0%
Third                                              2.0%
Fourth                                             1.0%
Fifth and thereafter                               None

      In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell shares without a sales charge being deducted at the time of purchase.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Program," below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available to a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------


      Class R shares are available at NAV to certain Group Retirement Plans. Class R shares are also currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares do not have an initial sales charge or CDSC but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class K shares and Class I shares.


      Class R shares of the Portfolio are also offered to holders of Class R shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares
--------------


      Class K shares are available at NAV to Group Retirement Plans. Class K shares are also currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have
(i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.


      Class K shares of the Portfolio are also offered to holders of Class K shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares
--------------


      Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Portfolio. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


      Class I shares of the Portfolio are also offered to holders of Class I shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class Z Shares
--------------


      Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Portfolio. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Portfolio.

      Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Class 1 Shares
--------------

      Class 1 shares are sold only to the private clients ("Clients") of Bernstein by Bernstein registered representatives ("Bernstein Advisors") and to certain institutional clients of the Adviser. The minimum initial investment for Class 1 shares is $100,000.

Advisor Class Shares
--------------------

      Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person, (iv) by investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, (v) by the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates, (vi) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients, or (vii) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase of such shares. Officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, are not eligible on the basis solely of such status to purchase and hold Advisor Class shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.


      Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, Class K or Class 1 shares.


Class AB Shares
---------------

      Class AB shares are available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds' securities lending programs.

Institutional Class Shares
--------------------------

      Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares is $5,000,000.

Alternative Purchase Arrangements -
Group Retirement Plans and Tax-Deferred Accounts
------------------------------------------------

      The AB Mutual Funds offer distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Portfolio. In addition, the Class B CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. Class A shares are also available at NAV to Group Retirement Plans.

      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


      Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial front-end sales charge or CDSC, but are subject to a .50% distribution services fee.

      Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial front-end sales charge or CDSC, but are subject to a .25% distribution services fee.

      Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

      Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fees.


Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

      Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

      Currently, the Portfolio also makes its Class A shares available at NAV to Group Retirement Plans. Because Class K shares have no CDSC or lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC and Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

      In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

      o the lower Rule 12b-1 distribution services fees (0.25%) with respect to Class A shares;

      o the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

      Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

      The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. This section includes important information about sales charge reduction programs available to investors in Class A shares of other AB Mutual Funds that charge an initial sales charge ("Sales Charge Funds") into which a shareholder may exchange Class A shares of the Portfolio and describes information or records the shareholder may need to provide those Sales Charge Funds or their financial intermediary in order to be eligible for sales charge reduction programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Sales Charge Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

      Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Sales Charge Fund (or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." A "purchase" means a single purchase or concurrent purchases of shares of the Sales Charge Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Sales Charge Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB FlexFee International Bond Portfolio
  -AB FlexFee High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All China Equity Portfolio
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB FlexFee Core Opportunities Portfolio
  -AB FlexFee Emerging Markets Growth Portfolio
  -AB FlexFee International Strategic Core Portfolio
  -AB FlexFee Large Cap Growth Portfolio
  -AB FlexFee US Thematic Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Fixed-Income Shares, Inc.
  -AB Government Money Market Portfolio
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB High Income Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB California Portfolio
  -AB High Income Municipal Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Sustainable International Thematic Fund, Inc.
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB All Market Total Return Portfolio
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed All Market Income Portfolio
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Emerging Markets Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio


      Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

      Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of a Sales Charge Fund for Class A shares of another AB Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

      (i)   the investor's current purchase;

      (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

      (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

      The sales charge you pay on each exchange of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

      For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, exchanged Class A shares of the Sales Charge Fund for Class A shares of another AB Mutual Fund worth an additional $100,000, the applicable sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of the other Portfolio, rather than the higher rate applicable to a $100,000 purchase.

      Letter of Intent. Class A investors of a Sales Charge Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs for Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Sales Charge Fund, at least $100,000 in Class A shares of the Sales Charge Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AB Mutual Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Sales Charge Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of that AB Mutual Fund or any other AB Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AB Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AB Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AB Mutual Fund's SAI.

      Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Sales Charge Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Sales Charge Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Sales Charge Fund at the address shown on the cover of this SAI. This privilege is not available to shareholders that purchased the Sales Charge Fund's shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

      Dividend Reinvestment Program. Under the Portfolio's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

      (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Portfolio's transfer agent as undeliverable; or

      (b)   your checks remain uncashed for nine months.

      Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

      Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

      General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. For Class 1 shares, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

      Shares of the Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

      CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

      With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

      Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Class R, Class K and Class 1 shares up to 100% of the Rule 12b-1 fee applicable to Class R, Class K and Class 1 shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R, Class K and Class 1 shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing record-keeping and/or transfer agency services.

      Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

      For 2017, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Portfolio--Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Portfolio - Annual Portfolio Operating Expenses" in your Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      Advisor Group
      American Enterprise Investment Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Donegal Securities
      Institutional Cash Distributors (ICD)
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors


      ABI expects that additional firms may be added to this list from time to time.

      Although the Fund may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolio". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

      Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) for more information about a specific privilege or feature and its applicability to a share class.

Redemption
----------

      Subject only to the limitations described below, the Portfolio will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge.

      Institutional Accounts Held Directly with the Portfolio (including Class 1 shares). If your redemption request is received in proper form by the Portfolio by the Portfolio Closing Time, proceeds are normally sent the same business day.

      Accounts Held through a Financial Intermediary. If your redemption request is received in proper form by your financial intermediary prior to the Portfolio Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      Class 1 Shares. You may redeem your shares on any day the Exchange is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein's requirements (such as a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions.

      While not expected, payment of redemption proceeds may take up to seven days after the day the redemption request is received in proper form by the Portfolio by the Portfolio Closing Time.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

      Payment of the redemption price normally will be made in cash but may be made, at the option of the Portfolio, in kind. No interest will accrue on uncashed redemption checks. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the CDSC, if any.

      To redeem shares, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

      Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Portfolio Closing Time, on a Portfolio business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) before the Portfolio Closing Time, on a Portfolio business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

      Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.


      Redemptions Through Intermediaries. The Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time will be executed at the NAV determined as of the Portfolio Closing Time if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.


Account Closure
---------------

      The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------


      The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolio". Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) for more information about a specific privilege or feature and its applicability to a share class. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.


Automatic Investment Program
----------------------------

      Investors may purchase Class A and Class C shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

      Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are eligible to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------


      You may exchange your investment in the Portfolio for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. Currently, no other AB Mutual Funds offer Class AB or Institutional Class shares. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I, Class Z or Class 1 shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Portfolio for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined, including any applicable sales charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.


      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


      Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I, Class Z or Class 1 shares of a Portfolio for Advisor Class shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.


      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. An investment will be subject to a sales charge upon exchange of Class A shares for the Class A shares of other AB Mutual Funds with sales charges. Exchange of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

      Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) before the Portfolio Closing Time, on the Portfolio business day as defined above. Telephone requests for exchange received before the Portfolio Closing Time, on the Portfolio business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

      None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

      Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

      A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

      When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------


      All net income of the Portfolio is determined after the Portfolio Closing Time each Portfolio business day, (and at such other times as the Directors may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      Net income consists of all accrued interest income on Portfolio portfolio assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

      Dividends paid by the Portfolio, with respect to Class AB, Institutional Class, Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class 1 and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

      The valuation of the Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include daily review of the Portfolio's portfolio holdings by the Adviser to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. The Adviser will promptly notify the Board if the deviation is greater than $0.005, and the Board will promptly consider what action should be initiated. There can be no assurance that the Fund's NAV per share will remain constant at $1.00.

      The NAV of the shares of the Portfolio is determined on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating NAV even on days that the Exchange is closed in the following circumstances:

      1)    The Federal Reserve System is open;

      2) The primary trading markets for the Portfolio's portfolio investments are open; and

      3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

      The Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

      The assets attributable to the Class AB, Institutional Class, Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z, Class 1 shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

      The Portfolio has qualified to date and intends to qualify in each future year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio distributes all of its net income and capital gains, the Portfolio itself should thereby avoid all Federal income and excise taxes.

      For shareholders' Federal income tax purposes, all distributions by the Portfolio out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Portfolio. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's NAV at $1.00 per share.

      Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

      Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.

      The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). The Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.


      The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolio to ensure consistent quality executions. This information is reported to the Adviser's Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Portfolio's transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.


      Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis that does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


      The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended April 30, 2018, 2017 and 2016, the Portfolio incurred no brokerage commissions.


Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Rule 2a-7 under the 1940 Act requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.abfunds.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

The Fund and the Portfolio
--------------------------

      The Portfolio is a series of AB Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Portfolio's name was changed from "AB Government STIF Portfolio" to "AB Government Money Market Portfolio" on May 30, 2016. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law or in accordance with an undertaking by the Adviser to the SEC.

      A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Portfolio's assets, including any distributions in the event of a liquidation, and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares. Each share of the Portfolio is entitled to one vote for all purposes. Shares of each class of the Portfolio will vote together as a single class on matters, such as the election of Directors, that affect the Portfolio and each class in substantially the same manner. Each class of shares of the Portfolio votes separately with respect to matters for which separate class voting is appropriate under applicable law. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

      The Portfolio has 70,000,000,000 authorized shares of beneficial interest par value $0.0005 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Portfolio, when issued, are fully paid and non-assessable. The Board is authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R, Class K and Class 1 shares bears its own distribution expenses; and Class B shares and Class C shares convert to Class A shares under certain circumstances. Shares of the Portfolio are normally entitled to one vote for all purposes. Generally, shares of the Portfolio vote as a single series for the election of Directors and on any other matter affecting the Portfolio. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.


Principal and Controlling Holders
---------------------------------

      To the knowledge of the Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Portfolio's original share class as of August 1, 2018.


                                               Number of
Name and Address                            Shares of Class        % of Class
----------------                            ---------------        ----------

Class B
-------

Ascensus Trust Company
Dr. Daniel B Strader
Hazel T. Smith
Plano, TX 75025-2482                             92,363              7.01%

Class C
-------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                         871,334              14.08%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                        510,821              8.25%

MLPF&S For the Sole Benefit of Its
Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                     318,891              5.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      630,302              10.18%

Wells Fargo Clearing Services, LLC
Special Custody Account For the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                      581,561              9.40%

Class AB
--------

AB Arya Partners Master Fund
SICAV RAIF S C SP
2-4 Rue Eugene Ruppert
Luxembourg L-2453                             400,000,000            6.82%

AB Large Cap Growth Fund
8000 IH 10 West, Floor 4
San Antonio, TX 78230-3862                    761,743,613            13.00%

Sun America Volatility Overlay
Management
1345 Avenue of the Americas
New York, NY 10105-0302                       574,875,563            9.81%

Advisor Class
-------------

Marjorie R. Calvert
Washington, DC 20007-2968                      1,049,347             12.69%

Alexandra S. Ferreira TOD/DE
Katonah, NY 10536-1804                          443,968              5.37%

Mid Atlantic Trust Co. FBO
Intercommunity Dialysis Services 401K
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                       904,072              10.94%

Class I
-------

Mid Atlantic Trust Co. FBO
All-Rite Industries 401K Profit Sharing
Plan & Trust
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                      1,853,915             21.34%

Mid Atlantic Trust Co. FBO
Building Diagnostics Inc. 401K Pro
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                       684,874              7.88%

Mid Atlantic Trust Co. FBO
Palmer Capital Inc. 401K PSP & Trust
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                       484,966              5.58%

State Street Bank & Trust as TTEE And/or
Cust. FBO ADP Access Product
1 Lincoln St.
Boston, MA 02111-2901                           817,021              9.40%

Class 1
-------

SAS7 LLC
Orchid Mgmt., LLC, Manager
by 7CBBS Trust,
John Sorenson, Trustee
Laguna Niguel, CA 92677-5307                   47,171,428            7.66%

Institutional Class
-------------------

AB Investments Inc.
STIF-GOVT
1345 Avenue of the Americas, 31st Floor
New York, NY 10105-3199                        10,003,817            16.67%

County of Fairfax Virginia
12000 Government Center Parkway
Fairfax, VA 22035-0002                         50,002,395            83.31%

      A Shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of August 1, 2018.


Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, TX 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Portfolio.

Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as custodian and accounting agent for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, 1345 Avenue of the Americas, New York, NY 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Legal Matters
-------------

      The legality of the shares offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

      Ernst & Young LLP, 5 Times Square, New York, NY 10036 has been appointed as the independent registered public accounting firm for the Fund.

Proxy Voting Records
--------------------

      Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

      Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


      The financial statements of the Fund for the fiscal year ended April 30, 2018 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on July 3, 2018. This report is available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.abfunds.com.

                                     PART C
                               OTHER INFORMATION

ITEM  28.   Exhibits

            (a)   (1)   Amended and Restated Articles of Incorporation of the
                        Registrant dated February 24, 2006 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment
                        No. 27 of the Registrant's Registration Statement on
                        Form N-1A, filed with the Securities and Exchange
                        Commission on May 8, 2006.

                  (2) Articles of Amendment to the Articles of Incorporation of the Registrant, dated and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 27, 2015.

                  (3) Articles of Amendment to the Articles of Incorporation of the Registrant, dated May 23, 2016 and effective May 30, 2016 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 31, 2016.

                  (4) Articles Supplementary to Articles of Incorporation of the Registrant, dated May 23, 2016 and effective May 31, 2016 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 31, 2016.

            (b) Amended and Restated By-Laws - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

            (c)   Not Applicable.

            (d)   (1)   Advisory Agreement between the Registrant and
                        AllianceBernstein L.P. (formerly Alliance Capital
                        Management L.P.), amended February 1, 2001 -
                        Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 21 to Registrant's
                        Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

                  (2) Amended and Restated Advisory Agreement between the Registrant (on behalf of the AB Government Money Market Portfolio) and AllianceBernstein L.P., dated as of May 31, 2016 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 31, 2016.


                  (3) Form of Investment Advisory Fee Waiver Agreement between the Registrant (on behalf of the AB Government Money Market Portfolio) and AllianceBernstein L.P., dated August 31, 2018 - Filed herewith.


            (e)   (1)   Distribution Agreement between the Registrant and
                        AllianceBernstein Investments, Inc. (formerly,
                        AllianceBernstein Investment Research and Management,
                        Inc.), amended February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No.
                        21 of the Registrant's Registration Statement on Form
                        N-1A, filed February 2, 2001.

                  (2) Form of Distribution Agreement between the Registrant (on behalf of the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

                  (3) Amended and Restated Distribution Services Agreement, as of May 31, 2016 between the Registrant (on behalf of the AB Government Money Market Portfolio and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 31, 2016.

                  (4) Form of Distribution Services and Educational Support Agreement between Institutional Cash Distributors, LLC and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 44 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 29, 2016.

            (f)   Not applicable.

            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) -
                        Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 27 of the Registrant's
                        Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

                  (2)   Amendment No. 1 to Transfer Agency and Service Agreement
                        - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 31, 2016.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of the Independent Registered Public Accounting Firm - Filed herewith.

            (k)   Not applicable.

            (l)   Not applicable.

            (m)   See Exhibit (e).


            (n) Rule 18f-3 Plan, effective May 5, 2017 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 47 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 29, 2017.


            (o)   Reserved.

            (p)   Not applicable (Money Market Fund).

      Other Exhibits:


            Powers of Attorney for Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in
            Exhibit 22 to the Registration Statement on Form S-1 under the Securities Act of 1933 of The Equitable Holding Companies Incorporated (Registration No. 33-48115).

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement, and Section 9 of the Distribution Agreement, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, as set forth below.

            ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION PROVIDE AS FOLLOWS:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

      The Distribution Agreement between the Registrant and AllianceBernstein Investments, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

      The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Agreement between Registrant and AllianceBernstein Investments , Inc., respectively, and each of which are incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

                  The descriptions of AllianceBernstein L.P. under the caption
            "The Adviser" in the Prospectus and "Management of the Portfolios" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and executive officers of
            AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

            (a) AllianceBernstein Investments, Inc. ("ABI") is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is also Principal Underwriter or Distributor for the following investment companies:


            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1) AB Intermediate Diversified Municipal Portfolio(1) AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(2)
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Relative Value Fund, Inc.
            AB Short Duration Portfolio(3)
            AB Sustainable Global Thematic Fund, Inc.
            AB Sustainable International Thematic Fund, Inc. AB Tax-Managed International Portfolio(4)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Emerging Markets Portfolio(5)
            Sanford C. Bernstein Fund II, Inc.
            The AB Portfolios


--------
(1) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

(2) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

(3) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

(4) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

(5) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.


      (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

                                                            POSITIONS
                              POSITIONS AND                 AND OFFICES
NAME                          OFFICES WITH UNDERWRITER      WITH REGISTRANT
----                          ------------------------      --------------------


Directors
---------

Robert M. Keith               Director                      President and Chief
                                                            Executive Officer
Mark R. Manley                Director, and Secretary

Christopher Bricker           Director

Edward  J. Farrell            Director, Senior Vice
                              President  and Controller
                              and Chief Accounting Officer

Officers
--------

Christopher C. Thompson       Senior Vice President and
                              Chief Executive Officer

Emilie D. Wrapp               Senior Vice President,        Secretary
                              Assistant General Counsel
                              and Assistant Secretary

Laurence H. Bertan            Senior Vice President and
                              Assistant Secretary

Richard A. Brink              Senior Vice President

Peter G. Callahan             Senior Vice President

Kevin T. Cannon               Senior Vice President

Michael A. Capella            Senior Vice President

Nelson Kin Hung Chow          Senior Vice President

Flora Chi Ju Chuang           Senior Vice President

Russell R. Corby              Senior Vice President

Jose Cosio                    Senior Vice President

John W. Cronin                Senior Vice President

Silvio Cruz                   Senior Vice President

Christine M. Dehil            Senior Vice President

John C. Endahl                Senior Vice President

John Edward English           Senior Vice President

Daniel Ennis                  Senior Vice President

Robert K. Forrester           Senior Vice President

Mark A. Gessner               Senior Vice President

Kenneth L. Haman              Senior Vice President

Michael S. Hart               Senior Vice President

Ajai M. Kaul                  Senior Vice President

Scott M. Krauthamer           Senior Vice President

Jonathan M. Liang             Senior Vice President

Karen (Yeow Ping) Lim         Senior Vice President

James M. Liptrot              Senior Vice President and
                              Assistant Controller

William Marsalise             Senior Vice President

Brendan Murray                Senior Vice President

Joanna D. Murray              Senior Vice President

John J. O'Connor              Senior Vice President

Suchet Padhye (Pandurang)     Senior Vice President

Guy Prochilo                  Senior Vice President

John D. Prosperi              Senior Vice President

Kevin Rosenfeld               Senior Vice President

Miguel A. Rozensztroch        Senior Vice President

John Schmidt                  Senior Vice President

Elizabeth M. Smith            Senior Vice President

Christian G. Wilson           Senior Vice President

Derek Yung                    Senior Vice President

Elizabeth Anderson            Vice President

Eric Anderson                 Vice President

Constantin L. Andreae         Vice President

Steven Arts                   Vice President

Helena Bayer                  Vice President

DeAnna D. Beedy               Vice President

Corey S. Beckerman            Vice President

Christopher M. Berenbroick    Vice President

Chris Boeker                  Vice President

Brandon W. Born               Vice President

James J. Bracken              Vice President

Robert A. Brazofsky           Vice President

Friederike Grote Brink        Vice President

James Broderick               Vice President

Steven B. Bruce               Vice President

Douglas E. Buckley            Vice President

Kathleen Byrnes               Vice President

Christopher J. Carrelha       Vice President

Tso Hsiang Chang              Vice President

Chester Chappell              Vice President

Debby Jui Ying Cheng          Vice President

Mikhail Cheskis               Vice President

Daisy (Sze Kie) Chung         Vice President

Peter T. Collins              Vice President

Joseph (Don) Connell          Vice President

Dwight P. Cornell             Vice President

Nora E. (Murphy) Connerty     Vice President

Massimo Dalla Vedova          Vice President

Francesca Dattola             Vice President

Kevin M. Dausch               Vice President

Giovanni De Mare              Vice President

Frank de Wit                  Vice President

Michael Deferro               Vice President

Marc J. Della Pia             Vice President

Patrick R. Denis              Vice President

Ralph A. DiMeglio             Vice President

Martin Dilg                   Vice President

Joseph T. Dominguez           Vice President

Barbara Anne Donovan          Vice President

Steve Doss                    Vice President

Sarah Entzeroth Hartzke       Vice President

Gregory M. Erwinski           Vice President

Nathalie Faure                Vice President

Robert Fiorentino             Vice President

Susan A. Flanagan             Vice President

Carey Fortnam                 Vice Presdient

Eric C. Freed                 Vice President                Assistant Secretary

Ignacio Fuenzalida            Vice President

Shigehiro Fukuyama            Vice President

Yuko Funato                   Vice President

Ryan Garcia                   Vice President

Kimberly A. Collins Gorab     Vice President

Joseph Haag                   Vice President

Brian P. Hanna                Vice President

Kenneth Handler               Vice President

Gregory Handrahan             Vice President

Terry L. Harris               Vice President

Nancy E. Hay                  Vice President                Assistant Secretary

Philippe Hemery               Vice President

David Henry                   Vice President

Olivier Herson                Vice President

Alexander Hoffmann            Vice President

Brian Horvath                 Vice President

Eric S. Indovina              Vice President

Tina Kao                      Vice President

Jeffrey Kelly                 Vice President

Amir Khorami                  Vice President

Gunnar Knierim                Vice President

Anthony D. Knight             Vice President

Tomas Kukla                   Vice President

Stephen J. Laffey             Vice President and Counsel    Assistant Secretary

Christopher J. Larkin         Vice President

Chang Hyun Lee                Vice President

Matthews Lee                  Vice President

Ginnie Li                     Vice President

Albert Yen Po Lien            Vice President

Jim Lui (Chi-Hsiung)          Vice President

Darren L. Luckfield           Vice President

Matthew J. Malvey             Vice President

Robert Mancini                Vice President

Todd Mann                     Vice President

Osama Mari                    Vice President

Nicola Meotti                 Vice President

Yuji Mihashi                  Vice President

Aimee Minora                  Vice President

David Mitchell                Vice President

Benjamin Moore                Vice President

Paul S. Moyer                 Vice President

Jennifer A. Mulhall           Vice President

Masaru Nakabachi              Vice President

Robert D. Nelms               Vice President

Stephen Nguyen                Vice President

Jamie A. Nieradka             Vice President

Markus Novak                  Vice President

Mayumi Okujo                  Vice President

Bryan R. Pacana               Vice President

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kim Chu Perrington            Vice President

Jared M. Piche                Vice President

Joseph J. Proscia             Vice President

Diana Quesada Mihanovich      Vice President

Damien Ramondo                Vice President

Carol H. Rappa                Vice President

Jessie A. Reich               Vice President

Lauryn A. Rivello             Vice President

Claudio Rondolini             Vice President

Susanne Russotto              Vice President

David Saslowsky               Vice President

Richard A. Schwam             Vice President

Craig Schorr                  Vice President

Harish Sidaganahalli          Vice President

Louis Sideropoulos            Vice President

John F. Skahan                Vice President

Chang Min Song                Vice President

Daniel L. Stack               Vice President

Peter Stiefel                 Vice President

Keng-Hsien Su                 Vice President

Yukari Takahashi              Vice President

Scott M. Tatum                Vice President

Derek Tay                     Vice President

James Taylor                  Vice President

Kin Yip Keynes Tin            Vice President

Megan Tracy                   Vice President

Andrew Tseng-Chi Tsai         Vice President

Ming Tung  (Ming Kai)         Vice President

Christian B. Verlingo         Vice President

Shimon Wakamatsu              Vice President

Vivi Wang                     Vice President

Raleigh Watson                Vice President

Pascal Weber                  Vice President

Wendy Weng                    Vice President

Stephen M. Woetzel            Vice President                Assistant Controller

Chapman Tsan Wong             Vice President

Brandon Hung-Wen Yang         Vice President

David Yao                     Vice President

Isabelle (Hsin-I) Yen         Vice President

Oscar Zarazua                 Vice President

Martin J. Zayac               Vice President

Robert Amberger               Assistant Vice President

Douglas Caggiano              Assistant Vice President

Jessica Chung Hui Chang       Assistant Vice President

Cora Pei Chen                 Assistant Vice President

Eddie Pei Yuan Chen           Assistant Vice President

Rita Yi Hua Chen              Assistant Vice President

William Chen                  Assistant Vice President

Eun Jun Choi                  Assistant Vice President

Melissa Mei Ling Chou         Assistant Vice President

Charles Cochran               Assistant Vice President

Hanna Edelman                 Assistant Vice President

Nataliya Fomenko              Assistant Vice President

Taylor Fragapane              Assistant Vice President

Isabelle Husson               Assistant Vice President

Naoko Imami                   Assistant Vice President

Eitaro Kajiwara               Assistant Vice President

Yvonne Khng  (Sock Koon)      Assistant Vice President

John Lancashire               Assistant Vice President

Sandra Hsiao-Wen Lee          Assistant Vice President

Nathan Lyden                  Assistant Vice President

Emily Ming Yi Ma              Assistant Vice President

Sonja Noothout                Assistant Vice President

Miyako Otake                  Assistant Vice President

Charissa A. Pal               Assistant Vice President

Brian W. Paulson              Assistant Vice President

Pablo Perez                   Assistant Vice President

Thomas Perini                 Assistant Vice President

Kirsten Rieder                Assistant Vice President

Sonja Riley                   Assistant Vice President

Phillip Rollins               Assistant Vice President

Timothy Ryan                  Assistant Vice President

Matthew L. Santora            Assistant Vice President

Barbara Stuyt                 Assistant Vice President

Michiyo Tanaka                Assistant Vice President

Miyako Taniguchi              Assistant Vice President

Thomas Tracy                  Assistant Vice President

Misty Kai-Chen Tseng          Assistant Vice President

Laurence Vandecasteele        Assistant Vice President

William Wielgolewski          Assistant Vice President

Henry M. Winchester           Assistant Vice President

Matthew J. Wrzesniewsky       Assistant Vice President

Frank Ching Han Wu            Assistant Vice President

Colin T. Burke                Assistant Secretary



            (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of August, 2018.


                                                   AB FIXED-INCOME SHARES, INC.


                                                    By: Robert M. Keith*
                                                        ------------------------
                                                        Robert M. Keith
                                                        President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                      Date
---------                             -----                      ----



1)  Principal Executive Officer:

    Robert M. Keith*                  President and Chief        August 28, 2018
    ----------------------            Executive Officer
    Robert M. Keith

2)  Principal Financial and
    Accounting Officer:

    /s/ Joseph J. Mantineo            Treasurer and Chief        August 28, 2018
    ----------------------            Financial Officer
    Joseph J. Mantineo

3)  Directors:

    Michael J. Downey*
    William H. Foulk, Jr.*
    Nancy P. Jacklin*
    Robert M. Keith*
    Carol C. McMullen*
    Garry L. Moody*
    Marshall C. Turner, Jr.*
    Earl D. Weiner*

*By: /s/ Emilie D. Wrapp                                         August 28, 2018
     ---------------------
         Emilie D. Wrapp
        (Attorney-in-Fact)

                               Index to Exhibits
                               -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------



(d)(3)              Form of Investment Advisory Fee Waiver Agreement

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public Accounting Firm

Other Exhibits      Powers of Attorney